Exhibit 3.179

State of Florida

Department of State

I certify the attached is a true and correct copy of the Articles of Incorporation, as amended to date, of LARGO MEDICAL CENTER, INC., a corporation organized under the laws of the State of Florida, as shown by the records of this office.

The document number of this corporation is 533776.

Given under my hand and the Great Seal of the State of Florida at Tallahassee, the Capitol, this the Nineteenth day of October, 2006

/s/ Sue M. Cobb
Sue M. Cobb
Secretary of State

ARTICLES OF INCORPORATION

OF

LARGO HOSPITAL, INC.

WE, THE UNDERSIGNED, hereby agree to organize a corporation under the Laws of the State of Florida with articles of incorporation as follows:

FIRST: The name of the corporation is LARGO HOSPITAL, INC.

SECOND: The general nature of the business or businesses to be transacted is as follows:

The general nature of the business to be transacted by this corporation is the management of general hospitals and the building, leasing, owning and operation of private general hospitals and including, but not limited to pharmacies, psychiatric care facilities, medical office buildings, beauty shops, book stores, flower and gift stores, in connection with said management, building, leasing, ownership and operation of hospitals. The foregoing notwithstanding, this corporation may engage in any activity or business permitted under the laws of the United States and of the State of Florida and may exercise those powers as enumerated in §608.13 of the Florida General Corporation Law as presently in force or as may be amended.

To manufacture, purchase or otherwise acquire, invest in, own, mortgage, pledge, sell, assign and transfer or otherwise dispose of, trade, deal in and deal with goods, wares and merchandise and personal property of every class and description.

To make and enter into all contracts necessary and proper for the conduct of the business of the corporation; to purchase the corporate assets of any other corporation and engage in the same character of business; and to take, hold, sell and convey such property as may be necessary in order to obtain or secure payment of any indebtedness or liability to the corporation.

To contract debts and borrow money at such rates of interest not to exceed the lawful interest rate and upon such terms as the corporation, or its board of directors, may deem necessary or expedient and shall authorize or agree upon, issue and sell bonds, debentures, notes and other evidences of indebtedness, whether secured or unsecured, and execute such mortgages, or other instruments upon or encumbering its property or credit to secure the payment of money borrowed or owing by it, as occasion may require and the board of directors deem expedient.

To acquire, enjoy, utilize, and dispose of patents, copyrights and trade marks and any licenses or other rights or interests thereunder or therein.

To guarantee, endorse, purchase, hold, sell, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock of, or any bonds, securities or other evidences of indebtedness created by any other corporation of this state or any other state or government; while owner of such stock to exercise all the rights, powers and privileges of ownership, including the right to vote such stock.

To conduct business, have one or more offices in, and buy, hold, mortgage, sell, convey, lease, or otherwise dispose of real and personal property, and buy, hold, mortgage, sell, convey, or otherwise dispose of franchises in this state and in any of the several states, territories, possessions and dependencies of the United States, the District of Columbia, and in foreign countries.

To do all and everything necessary and proper for the accomplishment of the objects enumerated in these articles of incorporation or necessary or incidental to the benefit and protection of the corporation, and to carry on any lawful business necessary or incidental to the attainment of the objects of the corporation whether or not such business is similar in nature to the objects enumerated in these articles of incorporation.

In general, to carry on any other business in connection with the foregoing, and to have and exercise all the powers conferred by the laws of Florida upon corporations formed under the Laws of the State of Florida, and to do any or all of the things hereinbefore set forth to the same extent as natural persons might or could do.

The objects and purposes specified in the foregoing clauses shall, except where otherwise expressed, be in nowise limited or restricted by reference to, or inference from, the terms of any other clause in these articles of incorporation, but the objects and purposes specified in each of the foregoing clauses of these articles shall be regarded as independent objects and purposes.

THIRD: The amount of capital stock authorized is One Thousand Dollars ($1,000.00) and the maximum number of shares that the corporation is authorized to issue is one thousand (1,000) shares of the par value of One Dollar ($1.00) each.

FOURTH: The amount of capital with which the corporation will begin business is One Thousand Dollars ($1,000.00).

FIFTH: The corporation is to lave perpetual existence.

SIXTH: The street address of the principal office of the corporation in Florida is 100 Biscayne Blvd., c/o C T Corporation System, Miami, Dade County, Florida 33132, or at such other place within the state as the board of directors from time to time by appropriate action, shall determine.

SEVENTH: The number of directors of the corporation shall be three (3).

EIGHTH: The names and street addresses of the members of the first board of directors, who shall hold office for the first year of existence of the corporation or until their successors are elected or appointed and have qualified, are:

DIRECTORS	STREET ADDRESSES
Jack C. Massey	One Park Plaza, Nashville, Tennessee 37203

Thomas F. Frist, Jr.	One Park Plaza, Nashville, Tennessee 37203

Robert P. Brueck	One Park Plaza, Nashville, Tennessee 37203

The number of directors may be increased or diminished from time to time, by bylaws adopted by the stockholders, but shall never be less than three (3). The stockholders shall have the power at any special or regular meeting to remove a director at any time without cause by a majority vote and may fill the vacancy thereby created in a like manner.

NINTH: The name and street address of each subscriber of the articles of incorporation are as follows:

NAMES	STREET ADDRESSES
G. F. Robinson	1820 First National Bank Tower, Atlanta, GA 30303

P. B. Machen	1820 First National Bank Tower, Atlanta, GA 30303

C. A. Coyle	1820 First National Bank Tower, Atlanta, GA 30303

TENTH: In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

To adopt or amend by-laws not inconsistent with any by-laws that may have been adopted by the stockholders.

To fix the amount to be reserved as working capital over and above its capital stock paid in.

To authorize and cause to be executed mortgages or other instruments upon or encumbering the real and personal property of the corporation.

From time to time to determine whether and to what extent, and at what time and places, and under what considerations and what regulations, the accounts and books of this corporation, (other than stock books), or any of them, shall be open to inspection by the stockholders; and no stockholder shall have any right of inspecting any account, book or document of this corporation except as conferred by statute, unless authorized by a resolution of the stockholders or directors.

Pursuant to the affirmative vote of the stockholders of record holding stock in the corporation entitling them to exercise at least a majority of the voting power, given at a stockholders’ meeting duly called for that purpose or when authorized by the written consent of stockholders of record holding stock in the corporation entitling them to exercise at least a majority of the voting power, the board of directors shall have the power and authority at any meeting to sell, lease, or exchange all the property and assets of this corporation, including its goodwill and its corporate franchises, or any property or assets essential to the business of the corporation, upon such terms and conditions as the board of directors deem expedient.

ELEVENTH: Both stockholders and directors shall have the power, if the by-laws so provide, to hold their meetings within or without the State of Florida, and to keep the books of this corporation (subject to the provisions of the statute), outside of the State of Florida in such places as may be from time to time designated by the board of directors.

TWELFTH: These Articles of Incorporation may be amended in the manner provided by law. Every amendment shall be approved by the board of directors, proposed by them to the stockholders, and approved at a stockholders’ meeting by a majority of the stock entitled to vote thereon, unless all the directors and all the stockholders sign a written statement manifesting their intention that a certain amendment of these Articles of Incorporation be made.

WE, THE UNDERSIGNED, being all of the subscribers hereinbefore named, for the purpose of forming a corporation, do subscribe and acknowledge these Articles of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set our hands this day              of A.D. 1977.

/s/ G. F. Robinson
G. F. Robinson

/s/ P. B. Machen
P. B. Machen

/s/ C. A. Coyle
C. A. Coyle

STATE OF GEORGIA	)
) SS.
COUNTY OF FULTON	)

I hereby certify that on this day before me, an officer duly authorized in the state aforesaid and in the county aforesaid to take acknowledgments, personally appeared G. F. Robinson, P. H. Machen and C. A. Coyle, to me known and known to be the persons described in and who executed the foregoing articles of incorporation, and severally acknowledged before me that they executed the same and that the facts therein stated are truly set forth.

Witness my hand and official seal in the county and state last aforesaid this day of              A.D. 1975.

/s/ Edna B. Bell
Notary Public
Notary Public, Georgia, State at Large My Commission Expires Aug. 12, 1979

(NOTARIAL SEAL)

My Commission expires Aug. 12, 1979

C T Corporation System having been designated to act as registered agent hereby agrees to act in this capacity.

C T CORPORATION SYSTEM

/s/ George F. Robinson
George F. Robinson, Asst. Secretary

ARTICLES OF AMENDMENT

OF

LARGO HOSPITAL, INC.

Pursuant to Section 607.187 of the General Corporation Act of Florida, the undersigned corporation adopts these Articles of Amendment.

FIRST: The name of the corporation is LARGO HOSPITAL, INC.

SECOND: The Articles of Incorporation of this corporation is amended by changing the Article numbered “FIRST” so that, as amended, said article shall read as follows:

“The name of the corporation, is “LARGO MEDICAL CENTER, INC.”

THIRD: The amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on the 18th day of September, 1978.

Signed this 22nd day of September, 1978.

LARGO HOSPITAL, INC.

By	/s/ Donald W. Fish
Donald W. Fish, Vice President

By	/s/ Charles L. Kown
Charles L. Kown, Secretary

STATE OF TENNESSEE

COUNTY OF DAVIDSON

The foregoing instrument was acknowledged before me this 22nd day of September, 1978, by Donald W. Fish, Vice President of LARGO HOSPITAL, INC, on behalf of the corporation.

/s/ Elizabeth M. Amas
Notary Public

My Commission Expires: 8-4-79.

(NOTARIAL SEAL)

State of Florida

ARTICLES OF MERGER OF LARGO LEASING CORPORATION, INC.

INTO LARGO MEDICAL CENTER, INC.

In compliance with the Florida General Corporation Act, the undersigned corporations, desiring to effect a merger, hereby adopt the following Articles of Merger:

1. The names of the corporations which are parties to the merger are Largo Leasing Corporation, Inc. and Largo Medical Center, Inc., which shall be the surviving corporation.

2. The Plan of Merger is set forth in Exhibit A, attached hereto and made a part hereof.

3. The Plan of Merger was adopted by the respective stockholders of each of the undersigned corporations on December 22, 1982.

IN WITNESS WHEREOF, each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer this 29th day of December, 1982.

LARGO LEASING CORPORATION, INC.

By:	/s/ Donald W. Fish
Donald W. Fish, Vice President

By:	/s/ Charles L. Kown
Charles L. Kown, Secretary

LARGO MEDICAL CENTER, INC.

By:	/s/ Donald W. Fish
Donald W. Fish, Vice President

By:	/s/ Charles L. Kown
Charles L. Kown, Secretary

State of Tennessee	)
)
County of Davidson	)

The foregoing instrument was acknowledged before me this 29th day of December, 1982 by Donald W. Fish, Vice President of Largo Leasing Corporation, Inc., a Florida corporation, on behalf of the corporation.

/s/ Elizabeth M. Amas
Notary Public

My Commission Expires: 7-17-83.

State of Tennessee	)
)
County of Davidson	)

The foregoing instrument was acknowledged before me this 29th day of December, 1982 by Donald W. Fish, Vice President of Largo Medical Center, Inc., a Florida corporation, on behalf of the corporation.

/s/ Elizabeth M. Amas
Notary Public

My Commission Expires: 7-17-83.

EXHIBIT A

PLAN OF MERGER

PLAN OF MERGER made as of the 29 day of December, 1982, by and between Largo Leasing Corporation, Inc. and Largo Medical Center, Inc. (collectively, the “Constituent Corporations”);

W I T N E S S E T H:

WHEREAS, each of the Constituent Corporations is a corporation organized and existing under the laws of the State of Florida; and

WHEREAS, the Constituent Corporations are capitalized as follows:

NAME	CLASS AND PAR VALUE OF AUTHORIZED CAPITAL STOCK	NUMBER OF SHARES AUTHORIZED	NUMBER OF SHARES ISSUED AND OUTSTANDING
Largo Leasing Corporation, Inc.	Common Stock, Par Value $1.00 Per Share	1,000	1,000
Largo Medical Center, Inc.	Common Stock, Par Value $1.00 Per Share	1,000	1,000

WHEREAS, the respective Boards of Directors of each of the Constituent Corporations have determined that it is advisable that Largo Leasing Corporation, Inc. merge with and into Largo Medical Center, Inc. and have adopted this Plan of Merger subject to the terms and conditions hereinafter set forth, all in accordance with the applicable laws of the State of Florida;

NOW, THEREFORE, in consideration of the premises, mutual agreements and covenants contained herein, and for the purpose of prescribing the terms and conditions of the merger, the mode of carrying the same into effect, and other details and provisions as are deemed necessary or proper, it is hereby agreed by and among the parties hereto as follows:

1. The Merger. At the Effective Date (as defined in Section 3), the separate existence of Largo Leasing Corporation, Inc. shall cease, and shall be merged into Largo Medical Center, Inc., which shall be the surviving corporation (from and after the Effective. Date, the “Surviving Corporation”). The name of the Surviving Corporation shall be “Largo Medical Center, Inc.”. The Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, powers and franchises as well of a public as of a private nature and shall be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; and all and singular the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to each of the Constituent Corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter as effectually the property of the Surviving Corporation as they were of the respective Constituent Corporations, and the title to any real estate vested by deed or otherwise in each of the Constituent Corporations shall not revert or be in any way impaired by reason of the merger; but all rights of creditors and all liens upon any property of each of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the respective Constituent Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by the Surviving Corporation. If at any time the Surviving Corporation shall consider or be advised that any further action is necessary or desirable to vest in the Surviving Corporation, according to the terms hereof, title to any property or any rights of Largo Leasing Corporation, Inc. or to carry out the purposes of this Plan of Merger, the last acting officers and directors of Largo Leasing Corporation, Inc. (to the extent such persons are available), or the corresponding officers and directors of the Surviving Corporation, as the case may be, shall take such action.

2. Articles of Incorporation. From and after the Effective Date, the articles of incorporation of the Surviving Corporation shall be the articles of incorporation of Largo Medical Center, Inc.

3. Effective Date. The effective date of the merger shall be the time and date appropriate articles of merger are filed with the appropriate offices in the State of Florida (the “Effective Date”).

4. Bylaws. The bylaws of Largo Medical Center, Inc. in effect on the Effective Date shall be the bylaws of the Surviving Corporation, to remain unchanged until amended as provided by the surviving Corporation’s articles of incorporation or by law.

5. Directors and Officers. The directors of Largo Medical Center, Inc. on the Effective Date shall be the directors of the Surviving Corporation, to hold office until their respective successors are duly elected in the manner provided in the articles of incorporation and bylaws of the Surviving Corporation or by law. The officers of Largo Medical Center, Inc. on the Effective Date shall be the officers of the Surviving Corporation, to hold office at the pleasure of the Board of Directors of the Surviving Corporation.

6. Exchange of Shares. The manner and basis of exchanging the shares of capital stock of the Constituent Corporations shall be as follows:

6.1 Common Stock of Largo Medical Center, Inc. Each shares of common stock of Largo Medical Center, Inc. outstanding on the Effective Date shall remain outstanding as a share of the common stock of the Surviving Corporation.

6.2 Common Stock of Largo Leasing Corporation, Inc. On the Effective Date, each shares of Largo Leasing Corporation, Inc. Common Stock issued an outstanding immediately prior to the Effective Date shall automatically be cancelled.

7. The Constituent Corporations desire to effect a tax-free statutory merger pursuant to Section 368(a)(1)(A) of the Internal Revenue Code of 1954.

IN WITNESS WHEREOF, the undersigned have duly executed this Plan of Merger on the date first above written.

LARGO MEDICAL CENTER, INC.
ATTEST:

/s/ Donald W. Fish
Donald W. Fish

/s/ Charles L. Kown

LARGO LEASING CORPORATION, INC.
ATTEST:

/s/ Donald W. Fish
Donald W. Fish

/s/ Charles L. Kown

ACCEPTANCE OF APPOINTMENT BY REGISTERED AGENT

Pursuant to the provisions of the Florida General Corporation Act, the undersigned does hereby accept its appointment as registered agent on which process may be served within the State of Florida for CENTRAL FLORIDA REGIONAL HOSPITAL, INC., a proposed domestic corporation named in its Articles of Incorporation .

THE PRENTICE-HALL CORPORATION SYSTEM, INC.

BY:	/s/ John F. Byrne, Jr.
John F. Byrne, Jr., Vice-President

State of Florida

Department of State

I certify the attached is a true and correct copy of the Articles of Incorporation, as amended to date, of LARGO MEDICAL CENTER, INC., a corporation organized under the laws of the State of Florida, as shown by the records of this office.

The document number of this corporation is 533776.

Given under my hand and the Great Seal of the State of Florida at Tallahassee, the Capitol, this the Nineteenth day of October, 2006

/s/ Sue M. Cobb
Sue M. Cobb
Secretary of State

ARTICLES OF INCORPORATION

OF

LARGO HOSPITAL, INC.

WE, THE UNDERSIGNED, hereby agree to organize a corporation under the Laws of the State of Florida with articles of incorporation as follows:

FIRST: The name of the corporation is LARGO HOSPITAL, INC.

SECOND: The general nature of the business or businesses to be transacted is as follows:

The general nature of the business to be transacted by this corporation is the management of general hospitals and the building, leasing, owning and operation of private general hospitals and including, but not limited to pharmacies, psychiatric care facilities, medical office buildings, beauty shops, book stores, flower and gift stores, in connection with said management, building, leasing, ownership and operation of hospitals. The foregoing notwithstanding, this corporation may engage in any activity or business permitted under the laws of the United States and of the State of Florida and may exercise those powers as enumerated in §608.13 of the Florida General Corporation Law as presently in force or as may be amended.

To manufacture, purchase or otherwise acquire, invest in, own, mortgage, pledge, sell, assign and transfer or otherwise dispose of, trade, deal in and deal with goods, wares and merchandise and personal property of every class and description.

To make and enter into all contracts necessary and proper for the conduct of the business of the corporation; to purchase the corporate assets of any other corporation and engage in the same character of business; and to take, hold, sell and convey such property as may be necessary in order to obtain or secure payment of any indebtedness or liability to the corporation.

To contract debts and borrow money at such rates of interest not to exceed the lawful interest rate and upon such terms as the corporation, or its board of directors, may deem necessary or expedient and shall authorize or agree upon, issue and sell bonds, debentures, notes and other evidences of indebtedness, whether secured or unsecured, and execute such mortgages, or other instruments upon or encumbering its property or credit to secure the payment of money borrowed or owing by it, as occasion may require and the board of directors deem expedient.

To acquire, enjoy, utilize, and dispose of patents, copyrights and trade marks and any licenses or other rights or interests thereunder or therein.

To guarantee, endorse, purchase, hold, sell, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock of, or any bonds, securities or other evidences of indebtedness created by any other corporation of this state or any other state or government; while owner of such stock to exercise all the rights, powers and privileges of ownership, including the right to vote such stock.

To conduct business, have one or more offices in, and buy, hold, mortgage, sell, convey, lease, or otherwise dispose of real and personal property, and buy, hold, mortgage, sell, convey, or otherwise dispose of franchises in this state and in any of the several states, territories, possessions and dependencies of the United States, the District of Columbia, and in foreign countries.

To do all and everything necessary and proper for the accomplishment of the objects enumerated in these articles of incorporation or necessary or incidental to the benefit and protection of the corporation, and to carry on any lawful business necessary or incidental to the attainment of the objects of the corporation whether or not such business is similar in nature to the objects enumerated in these articles of incorporation.

In general, to carry on any other business in connection with the foregoing, and to have and exercise all the powers conferred by the laws of Florida upon corporations formed under the Laws of the State of Florida, and to do any or all of the things hereinbefore set forth to the same extent as natural persons might or could do.

The objects and purposes specified in the foregoing clauses shall, except where otherwise expressed, be in nowise limited or restricted by reference to, or inference from, the terms of any other clause in these articles of incorporation, but the objects and purposes specified in each of the foregoing clauses of these articles shall be regarded as independent objects and purposes.

THIRD: The amount of capital stock authorized is One Thousand Dollars ($1,000.00) and the maximum number of shares that the corporation is authorized to issue is one thousand (1,000) shares of the par value of One Dollar ($1.00) each.

FOURTH: The amount of capital with which the corporation will begin business is One Thousand Dollars ($1,000.00).

FIFTH: The corporation is to have perpetual existence.

SIXTH: The street address of the principal office of the corporation in Florida is 100 Biscayne Blvd., c/o C T Corporation System, Miami, Dade County, Florida 33132, or at such other place within the state as the board of directors from time to time by appropriate action, shall determine.

SEVENTH: The number of directors of the corporation shall be three (3).

EIGHTH: The names and street addresses of the members of the first board of directors, who shall hold office for the first year of existence of the corporation or until their successors are elected or appointed and have qualified, are:

DIRECTORS	STREET ADDRESSES
Jack C. Massey	One Park Plaza, Nashville, Tennessee 37203

Thomas F. Frist, Jr.	One Park Plaza, Nashville, Tennessee 37203

Robert P. Brueck	One Park Plaza, Nashville, Tennessee 37203

The number of directors may be increased or diminished from time to time, by bylaws adopted by the stockholders, but shall never be less than three (3). The stockholders shall have the power at any special or regular meeting to remove a director at any time without cause by a majority vote and may fill the vacancy thereby created in a like manner.

NINTH: The name and street address of each subscriber of the articles of incorporation are as follows:

NAMES	STREET ADDRESSES
G. F. Robinson	1820 First National Bank Tower, Atlanta, GA 30303

P. B. Machen	1820 First National Bank Tower, Atlanta, CA 30303

C. A. Coyle	1820 First National Bank Tower, Atlanta, GA 30303

TENTH: In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

To adopt or amend by-laws not inconsistent with any by-laws that may have been adopted by the stockholders.

To fix the amount to be reserved as working capital over and above its capital stock paid in.

To authorize and cause to be executed mortgages or other instruments upon or encumbering the real and personal property of the corporation.

From time to time to determine whether and to what extent, and at what time and places, and under what considerations land what regulations, the accounts and books of this corporation, (other than stock books), or any of them, shall be open to inspection by the stockholders; and no stockholder shall have any right of inspecting any account, book or document of this corporation except as conferred by statute, unless authorized by a resolution of the stockholders or directors.

Pursuant to the affirmative vote’ of the stockholders of record holding stock in the corporation entitling them to exercise at least a majority of the voting power, given at a stockholders’ meeting duly called for that purpose or when authorized by the written consent of stockholders of record holding stock in the corporation entitling them to exercise at least a majority of the voting power, the board of directors shall have the power and authority at any meeting to sell, lease, or exchange all the property and assets of this corporation, including its goodwill and its corporate franchises, or any property or assets essential to the business of the corporation, upon such terms and conditions as the board of directors deem expedient.

ELEVENTH: Both stockholders and directors shall have the power, if the by-laws so provide, to hold their meetings within or without the State of Florida, and to keep the books. of this corporation (subject to the provisions of the statute), outside of the State of Florida in such places as may be from time to time designated by the board of directors.

TWELFTH: These Articles of Incorporation may be amended in the manner provided by law. Every amendment shall be approved by the board of directors, proposed by them to the stockholders, and approved at a stockholders’ meeting by a majority of the stock entitled to vote thereon, unless all the directors and all the stockholders sign a written statement manifesting their intention that a certain amendment of these Articles of Incorporation be made.

WE, THE UNDERSIGNED, being all of the subscribers hereinbefore named, for the purpose of forming a corporation, do subscribe and acknowledge these Articles of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set our hands this              day of A.D. 1977.

/s/ G. F. Robinson
G. F. Robinson

/s/ P. B. Machen
P. B. Machen

/s/ C. A. Coyle
C. A. Coyle

STATE OF GEORGIA	)
) SS.
COUNTY OF FULTON	)

I hereby certify that on this day before me, an officer duly authorized in the state aforesaid and in the county aforesaid to take acknowledgments, personally appeared G. F. Robinson, P. B. Machen and C. A. Coyle, to me known and known to be the persons described in and who executed the foregoing articles of incorporation, and severally acknowledged before me that they executed the same and that the facts therein stated are truly set forth.

Witness my hand and official seal in the county and state last aforesaid this day of              A.D. 1975.

/s/ Edna B. Bell
Notary Public
Notary Public, Georgia, State at Large My Commission Expires Aug. 12, 1979

(NOTARIAL SEAL)

My Commission expires Aug. 12, 1979

C T Corporation System having been designated to act as registered agent hereby agrees to act in this capacity.

C T CORPORATION SYSTEM

/s/ George F. Robinson
George F. Robinson, Asst. Secretary

ARTICLES OF AMENDMENT

OF

LARGO HOSPITAL, INC.

Pursuant to Section 607.187 of ‘the General Corporation Act of Florida, the undersigned corporation adopts these Articles of Amendment.

FIRST: The name of the corporation is LARGO HOSPITAL, INC.

SECOND: The Articles of Incorporation of this corporation is amended by changing the Article numbered “FIRST” so that, as amended, said article shall read as follows:

“The name of the corporation is “LARGO MEDICAL CENTER, INC.”

THIRD: The amendment to the Articles of Incorporation adopted by the shareholders of the corporation on the 18th day of September, 1978.

Signed this 22nd day of September, 1978.

LARGO HOSPITAL, INC.

By	/s/ Donald W. Fish
Donald W. Fish, Vice President

By	/s/ Charles L. Kown
Charles L. Kown, Secretary

STATE OF TENNESSEE

COUNTY OF DAVIDSON

The foregoing instrument was acknowledged before me this 22nd day of September, 1978, by Donald W. Fish, Vice President of LARGO HOSPITAL, INC. on behalf of the corporation.

/s/ Elizabeth M. Amas
Notary Public

My Commission Expires: 8-4-79.

(NOTARIAL SEAL)

State of Florida

ARTICLES OF MERGER OF LARGO LEASING CORPORATION, INC.

INTO LARGO MEDICAL CENTER, INC.

In compliance with the Florida General Corporation Act, the undersigned corporations, desiring to effect a merger, hereby adopt the following Articles of Merger:

1. The names of the corporations which are parties to the merger are Largo Leasing Corporation, Inc. and Largo Medical Center, Inc., which shall be the surviving corporation.

2. The Plan of Merger is set forth in Exhibit A, attached hereto and made a part hereof.

3. The Plan of Merger was adopted by the respective stockholders of each of the undersigned corporations on December 22, 1982.

IN WITNESS WHEREOF, each undersigned corporation has caused these Articles of, Merger to, be signed by a duly authorized officer this 29th day of December, 1982.

LARGO LEASING CORPORATION, INC.

By:	/s/ Donald W. Fish
Donald W. Fish, Vice President

By:	/s/ Charles L. Kown
Charles L. Kown, Secretary

LARGO MEDICAL CENTER, INC.

By:	/s/ Donald W. Fish
Donald W. Fish, Vice President

By:	/s/ Charles L. Kown
Charles L. Kown, Secretary

State of Tennessee	)
)
County of Davidson	)

The foregoing instrument was acknowledged before me this 29th day of December, 1982 by Donald W. Fish, Vice President of Largo Leasing Corporation, Inc., a Florida corporation, on behalf of the corporation.

/s/ Elizabeth M. Amas
Notary Public

My Commission Expires: 7-17-83.

State of Tennessee	)
)
County of Davidson	)

The foregoing instrument was acknowledged before me this 29th day of December, 1982 by Donald W. Fish, Vice President of Largo Medical Center, Inc., a Florida corporation, on behalf of the corporation.

/s/ Elizabeth M. Amas
Notary Public

My Commission Expires: 7-17-83.

EXHIBIT A

PLAN OF MERGER

PLAN OF MERGER made as of the 29 day of December, 1982, by and between Largo Leasing Corporation, Inc. and Largo Medical Center, Inc. (collectively, the “Constituent Corporations”);

W I T N E S S E T H:

WHEREAS, each of the Constituent Corporations is a corporation organized and existing under the laws of the State of Florida; and

WHEREAS, the Constituent Corporations are capitalized as follows:

NAME	CLASS AND PAR VALUE OF AUTHORIZED CAPITAL STOCK	NUMBER OF SHARES AUTHORIZED	NUMBER OF SHARES ISSUED AND OUTSTANDING
Largo Leasing Corporation, Inc.	Common Stock, Par Value $1.00 Per Share	1,000	1,000
Largo Medical Center, Inc.	Common Stock, Par Value $1.00 Per Share	1,000	1,000

WHEREAS, the respective Boards of Directors of each of the Constituent Corporations have determined that it is advisable that Largo Leasing Corporation, Inc. merge with and into Largo Medical Center, Inc. and have adopted this Plan of Merger subject to the terms and conditions hereinafter set forth, all in accordance with the applicable laws of the State of Florida;

NOW, THEREFORE, in consideration of the promises, mutual agreements and covenants contained herein, and for the purpose of prescribing the terms and conditions of the merger, the mode of carrying the same into effect, and other details and provisions as are deemed necessary or proper, it is hereby agreed by and among the parties hereto as follows:

1. The Merger. At the Effective Date (as defined in Section 3), the separate existence of Largo Leasing Corporation, Inc. shall cease, and shall be merged into Largo Medical Center, Inc., which shall be the surviving corporation (from and after the Effective. Date, the “Surviving Corporation”). The name of the Surviving Corporation shall be “Largo Medical Center, Inc.”. The Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, powers and franchises as well of a public, as of a private nature and shall be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; and all and singular the rights, privileges, powers and franchises of each of the Constituent Corporations, and .71l property, real, personal and mixed, and al l debts due to each of the Constituent Corporations on whatever, account, as well for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall he thereafter as effectually the property of the Surviving Corporation as they were of the respective Constituent Corporations, and the title to any real estate vested by deed or otherwise in each of the Constituent Corporations shall not revert or be in any way impaired by reason of the merger; but all rights of creditors and all lions upon any property of each of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the respective Constituent Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by the Surviving Corporation. If at any time the Surviving Corporation shall consider or be advised that any further action is necessary or desirable to vest in the Surviving Corporation, according to the terms hereof, title to any property or any rights of Largo Leasing Corporation, Inc. or to carry out the purposes of this Plan of Merger, the last acting officers and directors of Largo Leasing Corporation, Inc. (to the extent such persons are available), or the corresponding officers and directors of the Surviving Corporation, as the case may be, shall take such action.

2. Articles of Incorporation. From and after the Effective Date, the articles of incorporation of the Surviving Corporation shall be the articles of incorporation of Largo Medical Center, Inc.

3. Effective Date. The effective date of the merger shall be the time and date appropriate articles of merger are filed with the appropriate offices in the State of Florida (the “Effective Date”).

4. Bylaws. The bylaws of Largo Medical Center, Inc. in effect on the Effective Date shall be the bylaws of the Surviving Corporation, to remain unchanged until amended as provided by the surviving Corporation’s articles of incorporation or by law.

5. Directors and Officers. The directors of Largo Medical Center, Inc. on the Effective Date shall be the directors of the Surviving Corporation, to hold office until their respective successors are duly elected in the manlier provided in the articles of incorporation and bylaws of the Surviving Corporation or by law. The officers of Largo Medical Center, Inc. on the Effective Date shall be the officers of, the Surviving Corporation, to hold office at the pleasure of :the Board of Directors of the Surviving Corporation.

6. Exchange of Shares. The manner and basis of exchanging the shares of capital stock of the Constituent Corporations shall be as follows:

6.1 Common Stock of Largo Medical Center, Inc. Each shares of common stock of Largo medical center, Inc. outstanding on the Effective Date shall remain outstanding as ,a share of the common stock of the Surviving Corporation.

6.2 Common Stock of Largo Leasing Corporation, Inc. On the Effective Date, each shares of Largo Leasing Corporation, Inc. Common Stock issued an outstanding immediately prior to the Effective Date shall automatically be cancelled.

7. The Constituent Corporations desire to effect a tax-free statutory merger pursuant to Section 368(a)(1)(A) of the Internal Revenue Code of 1954.

IN WITNESS WHEREOF, the undersigned have duly executed this Plan of Merger on the date first above written.

LARGO MEDICAL CENTER, INC.
ATTEST:

/s/ Donald W. Fish
Donald W. Fish

/s/ Charles L. Kown

LARGO LEASING CORPORATION, INC.
ATTEST:

/s/ Donald W. Fish
Donald W. Fish

/s/ Charles L. Kown